UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2017

Date of reporting period:	9/30/2017

Item 1 – Reports to Stockholders

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

ANNUAL REPORT

SEPTEMBER 30, 2017

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Objective: Capital growth

Highlights

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

•	The Fund produced strong performance in the one-year period.

•	Equity market gains overall were supported by earnings growth and margin expansion across many industries.

•	Information technology positions performed particularly well; however, strong individual contributors were diversified across sectors.

•	Positions in health care detracted in aggregate, as a few holdings did not perform as expected.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential Jennison Small Company Fund, Inc.

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Small Company Fund informative and useful. The report covers performance for the 12-month period ended September 30, 2017.

Significant events during the reporting period included a new President, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Small Company Fund, Inc.

November 16, 2017

Prudential Jennison Small Company Fund, Inc.	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	13.44	11.88	6.92	—
Class B	14.15	12.25	6.66	—
Class C	18.19	12.33	6.74	—
Class Q	20.58	13.67	N/A	11.87 (11/29/10)
Class R	19.83	12.92	7.28	—
Class Z	20.38	13.46	7.80	—
Russell 2500 Index	17.79	13.86	8.19	—
S&P SmallCap 600 Index	21.05	15.60	9.27	—
Lipper Small-Cap Growth Funds Average*	19.85	12.63	7.44	—
Lipper Small-Cap Core Funds Average*	18.57	12.84	7.27	—

	Average Annual Total Returns (without sales charges) as of 9/30/17
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	20.04	13.15	7.52	—
Class B	19.15	12.37	6.66	—
Class C	19.19	12.33	6.74	—
Class Q	20.58	13.67	N/A	11.87 (11/29/10)
Class R	19.83	12.92	7.28	—
Class Z	20.38	13.46	7.80	—
Russell 2500 Index	17.79	13.86	8.19	—
S&P SmallCap 600 Index	21.05	15.60	9.27	—
Lipper Small-Cap Growth Funds Average*	19.85	12.63	7.44	—
Lipper Small-Cap Core Funds Average*	18.57	12.84	7.27	—

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* The Fund is compared to the Lipper Small-Cap Core Funds performance universe, although Lipper classifies the Fund in the Lipper Small-Cap Growth Funds performance universe. The Lipper Small-Cap Core Funds performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparisons.

Inception returns are provided for any share class with less than 10 fiscal years of returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Jennison Small Company Fund, Inc.	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class Q	Class R**	Class Z**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase.	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1%	1%	None	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

Benchmark Definitions

Russell 2500 Index—The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 12.93%.

S&P SmallCap 600 Index—The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company US common stocks that cover all industry sectors. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 14.71%.

Lipper Small-Cap Core Funds Average—The Lipper Small-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Small-Cap Core Funds universe for the periods noted. Funds in the Lipper Small-Cap Core Funds universe invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have

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an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 11.58%.

Lipper Small-Cap Growth Funds Average—The Lipper Small-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Small-Cap Growth Funds universe for the periods noted. Funds in the Lipper Small-Cap Growth Funds universe invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than the 85th percentile of the Russell 3000 Index constituents, by market capitalization. Small-cap growth funds typically have above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth compared to the S&P SmallCap 600 Index. The average annual total return for the Index measured from the month-end closes to the inception date of the Fund’s Class Q shares through 9/30/17 is 11.98%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the inception date for Class Q shares, and not from the Class’s actual inception date.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 9/30/17 (%)
Global Payments, Inc., IT Services	2.8
Summit Materials, Inc., Construction Materials	2.7
East West Bancorp, Inc., Banks	2.4
Pinnacle Financial Partners, Inc., Banks	2.0
Paycom Software, Inc., Software	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/17 (%)
Banks	12.3
Equity Real Estate Investment Trusts (REITs)	7.6
Machinery	5.9
Oil, Gas & Consumable Fuels	4.8
Specialty Retail	4.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Small Company Fund, Inc.	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Small Company Fund’s Class A shares rose 20.04%, without sales charges, in the 12 months ended September 30, 2017. In the same period, the Russell 2500 Index (the Index) advanced 17.79% and the Lipper Small-Cap Growth Funds climbed 19.85%.

What was the market environment?

•

Despite the Trump administration’s unorthodox approach and the Republican-controlled legislature’s lack of accomplishment, equity market gains in the 12-month period ended September 30, 2017, were supported by earnings growth and margin expansion across many industries.

•

The positive outlook for corporate profits reflected stable demand patterns with little near-term inflationary pressures. Potential regulatory relief contributed to improved manufacturing confidence, and low unemployment bolstered consumer confidence. However, the nature, timing, scope, and ease of future policy change remained uncertain.

•	In the Index, the financials, industrials, information technology, and materials sectors posted the largest returns. Energy and consumer staples lost ground.

What worked?

•

Information technology was a source of positive performance due to stock selection and an overweight. Stock selection in several other sectors such as real estate, materials, consumer discretionary, and energy also contributed to relative gains. Other individual positions with strong performance were diversified across sectors.

•

Paycom Software’s earnings and operating margins were impressive. Jennison continues to think the company is executing extremely well, and its mix of growth and profitability is one of the best in the software-as-a-service universe. Jennison also likes its defensible competitive position as well as ability to gain clients from legacy vendors.

•

IPG Photonics is the leading provider of laser fibers. Shares benefited from consistent and significant revenue and earnings upside. Jennison likes the company’s competitive position in an industry with secular tailwinds and expects solid revenue growth via new and emerging markets as well as significant cash flow generation.

•

Summit Materials enjoyed positive organic volume growth as well as solid price increases. Additionally, the company completed several bolt-on acquisitions. Bolt-on acquisitions are usually smaller companies with very little financial and administrative infrastructure. Jennison thinks the momentum it is seeing across most of Summit’s key regions is sustainable.

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•

East West Bancorp benefited from loan growth that was much stronger than expected, driven by commercial usage and multi-family lending. This remains one of the largest positions in the Fund as Jennison believes it is extremely well positioned. Jennison also likes the uniqueness of the franchise alongside the growth profile and rate backdrop.

•

Vail Resorts reported consistently solid earnings. This demonstrates how nicely the business model has developed, with significant revenue locked in via season passes and increasing geographic diversity moderating some of the weather risk. Jennison continues to see numerous growth opportunities for the company, while eyeing its steadily increasing market cap for suitability in the portfolio.

What didn’t work?

•	Health care detracted from relative performance due to an underweight stance in the sector as well as individual security choices.

•

Otonomy, a biopharmaceutical company that focuses on the development and commercialization of therapeutics for diseases and disorders of the ear, suffered a sharp decline. The highly anticipated Phase III trial for OTIVIDEX, which treats Meniere’s disease, missed both the primary and secondary endpoints as a result of a higher-than-expected placebo response rate. The company has discontinued all clinical work on the drug, which Jennison believes eliminated any potential to be a successful biotech story. Jennison eliminated the Fund’s position.

•

Radius Health suffered from complications surrounding the approval and commercialization of its abaloparatide program to treat severe osteoporosis. Jennison’s original investment decision was predicated on the strategic value of its treatments and oncology program. Abaloparatide was approved; however, Jennison eliminated the position because the launch and payer environment would take time before the drug was truly successful.

Other notable detractors were:

•

Shares of Frontier Communications suffered due to the cautious market sentiment following a difficult period integrating the acquisition of Verizon’s wireline assets. While Jennison believes that the acquisition of those assets will create value over the long term, Jennison eliminated the position due to persistently disappointing results for both legacy and Verizon assets.

•

Cornerstone OnDemand posted better solid revenue growth but weak guidance due to foreign exchange headwinds, specifically the British Pound. The company continues to receive activist interest, which Jennison views as positive; however, Jennison eliminated the position as the investment decision was not playing out as expected.

Prudential Jennison Small Company Fund, Inc.	11

Strategy and Performance Overview (continued)

•

Zoe’s Kitchen’s quarterly results were disappointing, and management signaled expectations for margin pressures to persist in the coming quarters, as core initiatives are not expected to drive sales until the latter half of this year. In addition, the fast-casual food industry remains difficult overall due to macroeconomic headwinds. Jennison likes the steps that management is taking to build future growth, including expanding its menu and delivery options, and increasing infrastructure and technology investments, while building a national footprint.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Summit Materials, Inc.	1.10	Frontier Communications Corp.	–0.63
East West Bancorp, Inc.	1.07	Otonomy, Inc.	–0.47
Vail Resorts, Inc.	0.93	Cornerstone OnDemand, Inc.	–0.33
Paycom Software, Inc.	0.80	Zoe’s Kitchen, Inc.	–0.32
IPG Photonics Corp.	0.78	Radius Health, Inc.	–0.25

Current outlook

•

Jennison is more positive on the financial sector which should benefit from the combination of rising rates, reduced regulation, and possibly lower taxes. Jennison is also constructive on technology and selected aspects of industrials which have been depressed and should benefit from increased spending in infrastructure and/or defense and improvement in energy markets.

•

In contrast, Jennison is concerned about uncertainty impacting health care—both services and pharmaceuticals. At the same time, Jennison is cautious on cyclical stocks which have rebounded strongly but where the magnitude and duration of the recovery is very uncertain. Jennison favors more services-oriented businesses in the consumer discretionary sector over retail.

•

As always, Jennison remains biased towards long-term secular growth companies with attractive valuations, good balance sheets, and strong free cash flow. With inflation rising for the first time in many years, Jennison is particularly focused on companies which can demonstrate pricing power and the ability to hold margins against cost pressures.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 through the six-month period ended September 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Jennison Small Company Fund, Inc.	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,071.90	1.13%	$5.87
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72
Class B	Actual	$1,000.00	$1,068.60	1.83%	$9.49
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25
Class C	Actual	$1,000.00	$1,067.50	1.83%	$9.48
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25
Class Q	Actual	$1,000.00	$1,074.50	0.68%	$3.54
	Hypothetical	$1,000.00	$1,021.66	0.68%	$3.45
Class R	Actual	$1,000.00	$1,070.60	1.33%	$6.90
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73
Class Z	Actual	$1,000.00	$1,073.30	0.83%	$4.31
	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 96.3%

COMMON STOCKS

Aerospace & Defense 0.6%
KLX, Inc.*	414,691	$21,949,595

Air Freight & Logistics 0.5%
XPO Logistics, Inc.*(a)	300,000	20,334,000

Airlines 0.5%
Spirit Airlines, Inc.*	530,758	17,732,625

Auto Components 0.1%
Dorman Products, Inc.*(a)	64,716	4,634,960

Banks 12.3%
Bank of the Ozarks(a)	1,018,804	48,953,532
BankUnited, Inc.	1,369,673	48,719,269
Byline Bancorp, Inc.*	353,620	7,517,961
Columbia Banking System, Inc.	512,328	21,574,132
Eagle Bancorp, Inc.*	694,680	46,578,294
East West Bancorp, Inc.	1,543,849	92,291,293
First Bancorp/Southern Pines NC	53,535	1,842,139
First Republic Bank	353,587	36,935,698
Pinnacle Financial Partners, Inc.	1,147,683	76,837,377
Seacoast Banking Corp. of Florida*	775,953	18,537,517
Signature Bank*	148,243	18,981,034
Wintrust Financial Corp.	580,983	45,496,779

		464,265,025

Biotechnology 3.1%
Amicus Therapeutics, Inc.*(a)	2,792,370	42,108,940
Bioverativ, Inc.*	256,250	14,624,187
DBV Technologies SA (France), ADR*(a)	112,716	4,783,667
Exelixis, Inc.*	525,216	12,725,984
Juno Therapeutics, Inc.*(a)	521,621	23,399,918
La Jolla Pharmaceutical Co.*(a)	579,378	20,150,767

		117,793,463

Building Products 2.3%
Allegion PLC	193,023	16,690,699
JELD-WEN Holding, Inc.*	175,657	6,239,337
Owens Corning	545,913	42,226,370
PGT Innovations, Inc.*	1,534,423	22,939,624

		88,096,030

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	15

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets 1.6%
Affiliated Managers Group, Inc.	242,078	$45,953,667
Moelis & Co., (Class A Stock)	292,660	12,599,013

		58,552,680

Chemicals 3.7%
Axalta Coating Systems Ltd.*	413,773	11,966,315
Ferro Corp.*	1,841,539	41,066,320
Olin Corp.	904,410	30,976,042
PolyOne Corp.	885,054	35,428,712
Venator Materials PLC*	911,165	20,592,329

		140,029,718

Commercial Services & Supplies 1.8%
Advanced Disposal Services, Inc.*	1,198,378	30,187,142
Mobile Mini, Inc.	1,086,263	37,421,760

		67,608,902

Construction & Engineering 0.3%
Great Lakes Dredge & Dock Corp.*	2,531,600	12,278,260

Construction Materials 2.7%
Summit Materials, Inc., (Class A Stock)*	3,122,571	100,015,949

Distributors 0.1%
Core-Mark Holding Co., Inc.	65,437	2,103,145

Diversified Telecommunication Services 1.7%
Cogent Communications Holdings, Inc.	1,287,318	62,949,850

Electric Utilities 2.1%
El Paso Electric Co.	597,562	33,015,300
Great Plains Energy, Inc.	1,498,553	45,406,156

		78,421,456

Electronic Equipment, Instruments & Components 3.2%
Anixter International, Inc.*	372,144	31,632,240
CDW Corp.	912,402	60,218,532
IPG Photonics Corp.*	163,597	30,275,261

		122,126,033

Energy Equipment & Services 0.5%
Forum Energy Technologies, Inc.*(a)	1,255,329	19,959,731

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) 7.6%
Chatham Lodging Trust	1,147,855	$24,472,269
Colony NorthStar, Inc., (Class A Stock)	3,570,100	44,840,456
Forest City Realty Trust, Inc., (Class A Stock)	1,888,812	48,183,594
Gaming and Leisure Properties, Inc.	1,131,076	41,725,394
Hersha Hospitality Trust	2,064,355	38,541,508
National Storage Affiliates Trust	1,203,679	29,177,179
Pebblebrook Hotel Trust	660,189	23,859,231
QTS Realty Trust, Inc., (Class A Stock)	392,426	20,547,425
Retail Opportunity Investments Corp.	46,445	882,919
Summit Hotel Properties, Inc.	957,980	15,318,100

		287,548,075

Food & Staples Retailing 1.8%
Performance Food Group Co.*	1,699,118	48,000,084
Sprouts Farmers Market, Inc.*(a)	1,102,151	20,687,374

		68,687,458

Food Products 1.7%
Adecoagro SA (Argentina)*	3,487,209	37,661,857
Darling Ingredients, Inc.*	1,537,243	26,932,497

		64,594,354

Health Care Equipment & Supplies 2.2%
ABIOMED, Inc.*	99,491	16,774,183
Integra LifeSciences Holdings Corp.*	569,205	28,733,468
Nevro Corp.*(a)	423,410	38,479,501

		83,987,152

Health Care Providers & Services 2.1%
Acadia Healthcare Co., Inc.*(a)	370,213	17,681,373
Envision Healthcare Corp.*(a)	294,736	13,248,383
Premier, Inc., (Class A Stock)*	526,651	17,153,023
Teladoc, Inc.*(a)	875,097	29,009,466

		77,092,245

Hotels, Restaurants & Leisure 4.0%
Pinnacle Entertainment, Inc.*	1,483,454	31,612,405
Planet Fitness, Inc., (Class A Stock)(a)	1,598,540	43,128,609
Texas Roadhouse, Inc.	364,263	17,899,884
Vail Resorts, Inc.	209,014	47,680,274
Zoe’s Kitchen, Inc.*(a)	775,601	9,795,840

		150,117,012

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	17

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 0.5%
Toll Brothers, Inc.	463,101	$19,204,798

Independent Power & Renewable Electricity Producers 0.5%
NRG Yield, Inc., (Class A Stock)	506,335	9,605,175
NRG Yield, Inc., (Class C Stock)(a)	553,774	10,687,838

		20,293,013

Insurance 1.3%
Validus Holdings Ltd.	695,867	34,243,615
White Mountains Insurance Group Ltd.	16,564	14,195,348

		48,438,963

Internet & Direct Marketing Retail 0.3%
Wayfair, Inc., (Class A Stock)*(a)	138,550	9,338,270

Internet Software & Services 1.1%
Criteo SA (France), ADR*(a)	484,246	20,096,209
MuleSoft, Inc., (Class A Stock)*(a)	490,442	9,877,502
New Relic, Inc.*(a)	197,320	9,826,536

		39,800,247

IT Services 3.4%
Global Payments, Inc.	1,119,718	106,406,802
Vantiv, Inc., (Class A Stock)*(a)	317,603	22,381,483

		128,788,285

Life Sciences Tools & Services 0.7%
INC Research Holdings, Inc., (Class A Stock)*	524,269	27,419,269

Machinery 5.9%
Actuant Corp., (Class A Stock)	615,638	15,760,333
Allison Transmission Holdings, Inc.	776,916	29,157,657
Gardner Denver Holdings, Inc.*(a)	1,300,501	35,789,787
NN, Inc.	1,188,477	34,465,833
Rexnord Corp.*	1,896,377	48,186,940
Terex Corp.(a)	553,263	24,907,900
Trinity Industries, Inc.	1,070,222	34,140,082

		222,408,532

Media 1.3%
Cinemark Holdings, Inc.(a)	1,364,255	49,399,673

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 1.7%
Chimera Investment Corp.	603,973	$11,427,169
MFA Financial, Inc.	2,831,355	24,802,670
Starwood Property Trust, Inc.	1,227,462	26,660,475

		62,890,314

Oil, Gas & Consumable Fuels 4.8%
Arch Coal, Inc., (Class A Stock)(a)	202,877	14,554,396
Cheniere Energy Partners LP Holdings LLC	1,249,118	31,327,880
PDC Energy, Inc.*	177,628	8,709,101
SemGroup Corp., (Class A Stock)	921,303	26,487,461
Tallgrass Energy GP LP(a)	1,599,581	45,188,163
WPX Energy, Inc.*	4,600,724	52,908,326

		179,175,327

Pharmaceuticals 1.9%
Aerie Pharmaceuticals, Inc.*(a)	329,512	16,014,283
Dermira, Inc.*(a)	934,235	25,224,345
Intersect ENT, Inc.*	926,988	28,875,676

		70,114,304

Professional Services 1.1%
Korn/Ferry International	1,094,291	43,147,894

Real Estate Management & Development 0.6%
Howard Hughes Corp. (The)*	204,349	24,098,878

Road & Rail 0.5%
Genesee & Wyoming, Inc., (Class A Stock)*	267,817	19,821,136

Semiconductors & Semiconductor Equipment 2.3%
Cavium, Inc.*	482,989	31,848,294
MACOM Technology Solutions Holdings, Inc.*(a)	1,233,249	55,015,238

		86,863,532

Software 4.1%
CyberArk Software Ltd. (Israel)*(a)	604,645	24,790,445
HubSpot, Inc.*(a)	113,457	9,536,061
Paycom Software, Inc.*(a)	1,003,707	75,237,877
Varonis Systems, Inc.*	1,071,109	44,879,467

		154,443,850

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	19

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail 4.3%
Burlington Stores, Inc.*(a)	324,555	$30,982,020
Five Below, Inc.*(a)	1,198,422	65,769,399
Party City Holdco, Inc.*(a)	464,161	6,289,382
Ulta Beauty, Inc.*	254,593	57,553,294

		160,594,095

Textiles, Apparel & Luxury Goods 0.1%
Lululemon Athletica, Inc.*	75,800	4,718,550

Trading Companies & Distributors 3.4%
Beacon Roofing Supply, Inc.*	871,710	44,675,138
MSC Industrial Direct Co., Inc., (Class A Stock)	313,657	23,703,059
Univar, Inc.*	2,037,431	58,942,879

		127,321,076

TOTAL LONG-TERM INVESTMENTS (cost $2,779,812,407)		3,629,157,724

SHORT-TERM INVESTMENTS 18.3%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	125,918,160	125,918,160
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $564,977,935; includes $564,469,617 of cash collateral for securities on loan)(b)(w)	564,965,402	565,021,898

TOTAL SHORT-TERM INVESTMENTS (cost $690,896,095)		690,940,058

TOTAL INVESTMENTS 114.6% (cost $3,470,708,502)		4,320,097,782
Liabilities in excess of other assets (14.6)%		(550,960,674)

NET ASSETS 100.0%		$3,769,137,108

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $557,043,642; cash collateral of $564,469,617 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

See Notes to Financial Statements.

20

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$21,949,595	$—	$—
Air Freight & Logistics	20,334,000	—	—
Airlines	17,732,625	—	—
Auto Components	4,634,960	—	—
Banks	464,265,025	—	—
Biotechnology	117,793,463	—	—
Building Products	88,096,030	—	—
Capital Markets	58,552,680	—	—
Chemicals	140,029,718	—	—
Commercial Services & Supplies	67,608,902	—	—
Construction & Engineering	12,278,260	—	—
Construction Materials	100,015,949	—	—
Distributors	2,103,145	—	—
Diversified Telecommunication Services	62,949,850	—	—
Electric Utilities	78,421,456	—	—
Electronic Equipment, Instruments & Components	122,126,033	—	—
Energy Equipment & Services	19,959,731	—	—
Equity Real Estate Investment Trusts (REITs)	287,548,075	—	—
Food & Staples Retailing	68,687,458	—	—
Food Products	64,594,354	—	—
Health Care Equipment & Supplies	83,987,152	—	—
Health Care Providers & Services	77,092,245	—	—
Hotels, Restaurants & Leisure	150,117,012	—	—
Household Durables	19,204,798	—	—
Independent Power & Renewable Electricity Producers	20,293,013	—	—
Insurance	48,438,963	—	—
Internet & Direct Marketing Retail	9,338,270	—	—

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	21

Schedule of Investments (continued)

as of September 30, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Internet Software & Services	$39,800,247	$—	$—
IT Services	128,788,285	—	—
Life Sciences Tools & Services	27,419,269	—	—
Machinery	222,408,532	—	—
Media	49,399,673	—	—
Mortgage Real Estate Investment Trusts (REITs)	62,890,314	—	—
Oil, Gas & Consumable Fuels	179,175,327	—	—
Pharmaceuticals	70,114,304	—	—
Professional Services	43,147,894	—	—
Real Estate Management & Development	24,098,878	—	—
Road & Rail	19,821,136	—	—
Semiconductors & Semiconductor Equipment	86,863,532	—	—
Software	154,443,850	—	—
Specialty Retail	160,594,095	—	—
Textiles, Apparel & Luxury Goods	4,718,550	—	—
Trading Companies & Distributors	127,321,076	—	—
Affiliated Mutual Funds	690,940,058	—	—

Total	$4,320,097,782	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Industry Classification:

Affiliated Mutual Funds (including 15.0% of collateral for securities on loan)	18.3%
Banks	12.3
Equity Real Estate Investment Trusts (REITs)	7.6
Machinery	5.9
Oil, Gas & Consumable Fuels	4.8
Specialty Retail	4.3
Software	4.1
Hotels, Restaurants & Leisure	4.0
Chemicals	3.7
IT Services	3.4
Trading Companies & Distributors	3.4
Electronic Equipment, Instruments & Components	3.2
Biotechnology	3.1
Construction Materials	2.7
Building Products	2.3
Semiconductors & Semiconductor Equipment	2.3%
Health Care Equipment & Supplies	2.2
Electric Utilities	2.1
Health Care Providers & Services	2.1
Pharmaceuticals	1.9
Food & Staples Retailing	1.8
Commercial Services & Supplies	1.8
Food Products	1.7
Diversified Telecommunication Services	1.7
Mortgage Real Estate Investment Trusts (REITs)	1.7
Capital Markets	1.6
Media	1.3
Insurance	1.3
Professional Services	1.1
Internet Software & Services	1.1
Life Sciences Tools & Services	0.7
Real Estate Management & Development	0.6

See Notes to Financial Statements.

22

Industry (cont’d.)
Aerospace & Defense	0.6%
Air Freight & Logistics	0.5
Independent Power & Renewable Electricity Producers	0.5
Energy Equipment & Services	0.5
Road & Rail	0.5
Household Durables	0.5
Airlines	0.5
Construction & Engineering	0.3
Internet & Direct Marketing Retail	0.3%
Textiles, Apparel & Luxury Goods	0.1
Auto Components	0.1
Distributors	0.1

114.6
Liabilities in excess of other assets	(14.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$557,043,642	$(557,043,642)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	23

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Investments at value, including securities on loan of $557,043,642:
Unaffiliated investments (cost $2,779,812,407)	$3,629,157,724
Affiliated investments (cost $690,896,095)	690,940,058
Receivable for investments sold	33,216,972
Receivable for Fund shares sold	4,942,369
Dividends receivable	3,904,763
Prepaid expenses	36,194
Tax reclaim receivable	27,190

Total Assets	4,362,225,270

Liabilities
Payable to broker for collateral for securities on loan	564,469,617
Payable for investments purchased	19,542,687
Payable for Fund shares reacquired	5,464,217
Management fee payable	1,982,659
Accrued expenses and other liabilities	1,167,680
Distribution fee payable	335,728
Affiliated transfer agent fee payable	125,261
Deferred directors’ fees	313

Total Liabilities	593,088,162

Net Assets	$3,769,137,108

Net assets were comprised of:
Common stock, at par	$1,422,129
Paid-in capital in excess of par	2,681,526,919

2,682,949,048
Undistributed net investment income	3,543,642
Accumulated net realized gain on investment transactions	233,255,138
Net unrealized appreciation on investments	849,389,280

Net assets, September 30, 2017	$3,769,137,108

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share ($793,676,270 ÷ 30,767,775 shares of common stock issued and outstanding)	$25.80
Maximum sales charge (5.50% of offering price)	1.50

Maximum offering price to public	$27.30

Class B
Net asset value, offering price and redemption price per share ($7,474,493 ÷ 499,442 shares of common stock issued and outstanding)	$14.97

Class C
Net asset value, offering price and redemption price per share ($84,667,089 ÷ 5,575,207 shares of common stock issued and outstanding)	$15.19

Class Q
Net asset value, offering price and redemption price per share ($1,000,616,089 ÷ 36,691,092 shares of common stock issued and outstanding)	$27.27

Class R
Net asset value, offering price and redemption price per share ($180,165,410 ÷ 7,153,600 shares of common stock issued and outstanding)	$25.19

Class Z
Net asset value, offering price and redemption price per share ($1,702,537,757 ÷ 61,525,817 shares of common stock issued and outstanding)	$27.67

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	25

Statement of Operations

Year Ended September 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $38,102)	$41,823,376
Income from securities lending, net (including affiliated income of $513,704)	1,829,150
Affiliated dividend income	1,181,238

Total income	44,833,764

Expenses
Management fee	23,458,642
Distribution fee—Class A	2,370,080
Distribution fee—Class B	85,338
Distribution fee—Class C	945,890
Distribution fee—Class R	1,304,163
Transfer agent’s fees and expenses (including affiliated expense of $692,600)	3,920,000
Custodian and accounting fees	277,000
Registration fees	136,000
Shareholders’ reports	123,000
Directors’ fees	57,000
Legal fees and expenses	43,000
Audit fee	26,000
Miscellaneous	61,645

Total expenses	32,807,758
Less: Distribution fee waiver—Class R	(434,728)

Net expenses	32,373,030

Net investment income (loss)	12,460,734

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $34,185)	245,128,998
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $43,963)	397,878,496

Net gain (loss) on investment transactions	643,007,494

Net Increase (Decrease) In Net Assets Resulting From Operations	$655,468,228

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,460,734	$20,055,060
Net realized gain (loss) on investment transactions	245,128,998	184,593,045
Net change in unrealized appreciation (depreciation) on investments	397,878,496	108,119,237

Net increase (decrease) in net assets resulting from operations	655,468,228	312,767,342

Dividends and Distributions
Dividends from net investment income
Class A	(4,862,418)	(1,165,088)
Class B	(53,163)	—
Class C	(611,557)	—
Class Q	(7,671,246)	(3,694,094)
Class R	(766,947)	—
Class Z	(12,745,838)	(6,454,482)

	(26,711,169)	(11,313,664)

Distributions from net realized gains and capital gain distributions received
Class A	(36,931,546)	(106,883,970)
Class B	(660,035)	(2,224,731)
Class C	(7,592,622)	(23,858,454)
Class Q	(34,899,598)	(78,082,655)
Class R	(8,112,976)	(20,732,398)
Class Z	(67,220,942)	(185,243,621)

	(155,417,719)	(417,025,829)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	855,619,754	779,470,707
Net asset value of shares issued in reinvestment of dividends and distributions	169,023,901	395,495,409
Cost of shares reacquired	(1,037,257,700)	(1,023,499,794)

Net increase (decrease) in net assets from Fund share transactions	(12,614,045)	151,466,322

Total increase (decrease)	460,725,295	35,894,171

Net Assets:
Beginning of year	3,308,411,813	3,272,517,642

End of year (a)	$3,769,137,108	$3,308,411,813

(a) Includes undistributed net investment income of:	$3,543,642	$21,047,059

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Fund was established as a Maryland corporation on July 28, 1980.

The investment objective of the Fund is to achieve capital growth.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing

28

price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the

Prudential Jennison Small Company Fund, Inc.	29

Notes to Financial Statements (continued)

sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the

30

Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each

Prudential Jennison Small Company Fund, Inc.	31

Notes to Financial Statements (continued)

class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and

32

distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .70% of the Fund’s average daily net assets up to and including $1 billion, and .65% of such average daily net assets in excess of $1 billion. The effective management fee rate was .66% of the Fund’s average daily net assets for the year ended September 30, 2017.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2019 to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it has received $348,762 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Jennison Small Company Fund, Inc.	33

Notes to Financial Statements (continued)

PIMS has advised the Fund that for the year ended September 30, 2017, it received $1, $7,392 and $4,167 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2017, PGIM, Inc. was compensated $394,267 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended September 30, 2017 were $1,402,971,092 and $1,585,201,250, respectively.

34

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2017, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $3,252,982 due to differences between financial and tax reporting purposes of non-taxable distributions received. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended September 30, 2017, the tax character of dividends paid by the Fund were $30,569,905 of ordinary income and $151,558,983 of long-term capital gains. For the year ended September 30, 2016, the tax character of dividends paid were $49,479,599 of ordinary income and $378,859,894 of long-term capital gains.

As of September 30, 2017, the accumulated undistributed earnings on a tax basis were $47,962,991 of ordinary income and $196,181,129 of long-term capital gain. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2017 were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,478,053,533	$949,080,214	$(107,035,965)	$842,044,249

The difference between book basis and tax basis was primarily due to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Small Company Fund, Inc.	35

Notes to Financial Statements (continued)

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within the first 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class T, Class Z shares, Class R2 shares and Class R4 shares each of which consists of 200 million, 10 million, 50 million, 225 million, 175 million, 75 million, 365 million, 75 million and 75 million authorized shares, respectively.

The Fund currently does not have any Class T shares, R2 shares or R4 shares outstanding.

At reporting period end, five shareholders of record held 44% of the Fund’s outstanding shares.

36

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	5,043,813	$119,279,503
Shares issued in reinvestment of dividends and distributions	1,721,807	38,929,957
Shares reacquired	(10,100,880)	(239,098,344)

Net increase (decrease) in shares outstanding before conversion	(3,335,260)	(80,888,884)
Shares issued upon conversion from other share class(es)	415,899	10,088,666
Shares reacquired upon conversion into other share class(es)	(1,243,725)	(29,605,114)

Net increase (decrease) in shares outstanding	(4,163,086)	$(100,405,332)

Year ended September 30, 2016:
Shares sold	6,405,718	$138,558,040
Shares issued in reinvestment of dividends and distributions	4,830,202	100,468,195
Shares reacquired	(10,863,814)	(235,889,632)

Net increase (decrease) in shares outstanding before conversion	372,106	3,136,603
Shares issued upon conversion from other share class(es)	138,893	3,057,961
Shares reacquired upon conversion into other share class(es)	(521,988)	(11,548,355)

Net increase (decrease) in shares outstanding	(10,989)	$(5,353,791)

Class B
Year ended September 30, 2017:
Shares sold	53,051	$726,619
Shares issued in reinvestment of dividends and distributions	51,207	675,424
Shares reacquired	(121,131)	(1,689,263)

Net increase (decrease) in shares outstanding before conversion	(16,873)	(287,220)
Shares reacquired upon conversion into other share class(es)	(152,566)	(2,172,102)

Net increase (decrease) in shares outstanding	(169,439)	$(2,459,322)

Year ended September 30, 2016:
Shares sold	29,165	$382,077
Shares issued in reinvestment of dividends and distributions	163,759	2,068,270
Shares reacquired	(130,060)	(1,717,813)

Net increase (decrease) in shares outstanding before conversion	62,864	732,534
Shares reacquired upon conversion into other share class(es)	(132,844)	(1,773,934)

Net increase (decrease) in shares outstanding	(69,980)	$(1,041,400)

Prudential Jennison Small Company Fund, Inc.	37

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended September 30, 2017:
Shares sold	797,763	$11,197,267
Shares issued in reinvestment of dividends and distributions	527,624	7,064,885
Shares reacquired	(1,830,216)	(25,790,332)

Net increase (decrease) in shares outstanding before conversion	(504,829)	(7,528,180)
Shares issued upon conversion from other share class(es)	683	10,044
Shares reacquired upon conversion into other share class(es)	(1,732,832)	(24,424,580)

Net increase (decrease) in shares outstanding	(2,236,978)	$(31,942,716)

Year ended September 30, 2016:
Shares sold	1,172,041	$15,813,296
Shares issued in reinvestment of dividends and distributions	1,587,429	20,319,092
Shares reacquired	(2,497,366)	(33,417,442)

Net increase (decrease) in shares outstanding before conversion	262,104	2,714,946
Shares reacquired upon conversion into other share class(es)	(544,672)	(8,019,480)

Net increase (decrease) in shares outstanding	(282,568)	$(5,304,534)

Class Q
Year ended September 30, 2017:
Shares sold	10,859,500	$270,723,621
Shares issued in reinvestment of dividends and distributions	1,626,886	38,752,416
Shares reacquired	(7,153,027)	(177,711,946)

Net increase (decrease) in shares outstanding before conversion	5,333,359	131,764,091
Shares issued upon conversion from other share class(es)	4,759	123,400

Net increase (decrease) in shares outstanding	5,338,118	$131,887,491

Year ended September 30, 2016:
Shares sold	11,424,844	$268,370,827
Shares issued in reinvestment of dividends and distributions	3,362,801	73,510,822
Shares reacquired	(5,517,046)	(126,259,743)

Net increase (decrease) in shares outstanding before conversion	9,270,599	215,621,906
Shares issued upon conversion from other share class(es)	93,278	1,975,633

Net increase (decrease) in shares outstanding	9,363,877	$217,597,539

38

Class R	Shares	Amount
Year ended September 30, 2017:
Shares sold	946,705	$21,827,906
Shares issued in reinvestment of dividends and distributions	391,025	8,645,570
Shares reacquired	(1,702,803)	(39,390,816)

Net increase (decrease) in shares outstanding before conversion	(365,073)	(8,917,340)
Shares reacquired upon conversion into other share class(es)	(2,400)	(56,325)

Net increase (decrease) in shares outstanding	(367,473)	$(8,973,665)

Year ended September 30, 2016:
Shares sold	1,778,511	$37,896,560
Shares issued in reinvestment of dividends and distributions	988,923	20,144,361
Shares reacquired	(1,837,547)	(39,088,431)

Net increase (decrease) in shares outstanding before conversion	929,887	18,952,490
Shares issued upon conversion from other share class(es)	2,013	43,699
Shares reacquired upon conversion into other share class(es)	(1,458)	(31,498)

Net increase (decrease) in shares outstanding	930,442	$18,964,691

Class Z
Year ended September 30, 2017:
Shares sold	16,984,210	$431,864,838
Shares issued in reinvestment of dividends and distributions	3,096,062	74,955,649
Shares reacquired	(21,699,935)	(553,576,999)

Net increase (decrease) in shares outstanding before conversion	(1,619,663)	(46,756,512)
Shares issued upon conversion from other share class(es)	1,897,819	48,144,382
Shares reacquired upon conversion into other share class(es)	(81,011)	(2,108,371)

Net increase (decrease) in shares outstanding	197,145	$(720,501)

Year ended September 30, 2016:
Shares sold	13,787,100	$318,449,907
Shares issued in reinvestment of dividends and distributions	8,073,282	178,984,669
Shares reacquired	(24,826,602)	(587,126,733)

Net increase (decrease) in shares outstanding before conversion	(2,966,220)	(89,692,157)
Shares issued upon conversion from other shares class(es)	804,011	19,251,306
Shares reacquired upon conversion into other share class(es)	(133,822)	(2,955,332)

Net increase (decrease) in shares outstanding	(2,296,031)	$(73,396,183)

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Prudential Jennison Small Company Fund, Inc.	39

Notes to Financial Statements (continued)

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended September 30, 2017.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the funds.

9. Other

At the Fund’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective October 1, 2017.

40

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.65	$23.76	$28.09	$27.95	$21.81
Income (loss) from investment operations:
Net investment income (loss)	.03	.09	.07	.07	.12
Net realized and unrealized gain (loss) on investment transactions	4.35	1.96	(.19)	2.72	6.12
Total from investment operations	4.38	2.05	(.12)	2.79	6.24
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.03)	(.06)	(.09)	(.10)
Distributions from net realized gains	(1.08)	(3.13)	(4.15)	(2.56)	-
Total dividends and distributions	(1.23)	(3.16)	(4.21)	(2.65)	(.10)
Net asset value, end of year	$25.80	$22.65	$23.76	$28.09	$27.95
Total Return(b):	20.09%	9.82%	(1.16)%	10.55%	28.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$793,676	$791,197	$830,116	$971,441	$1,109,515
Average net assets (000)	$790,047	$796,776	$944,315	$1,059,916	$1,034,609
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.14%	1.13%	1.14%	1.15%
Expenses before waivers and/or expense reimbursement	1.13%	1.14%	1.13%	1.14%	1.15%
Net investment income (loss)	.14%	.42%	.27%	.25%	.48%
Portfolio turnover rate	41%	37%	52%	41%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	41

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.67	$15.65	$19.95	$20.60	$16.13
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.04)	(.08)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.55	1.19	(.07)	2.00	4.52
Total from investment operations	2.47	1.15	(.15)	1.91	4.49
Less Dividends and Distributions:
Dividends from net investment income	(.09)	-	-	-	(.02)
Distributions from net realized gains	(1.08)	(3.13)	(4.15)	(2.56)	-
Total dividends and distributions	(1.17)	(3.13)	(4.15)	(2.56)	(.02)
Net asset value, end of year	$14.97	$13.67	$15.65	$19.95	$20.60
Total Return(b):	19.23%	8.98%	(1.90)%	9.97%	27.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,474	$9,143	$11,566	$14,556	$18,250
Average net assets (000)	$8,534	$10,434	$14,015	$17,001	$18,899
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.83%	1.84%	1.83%	1.84%	1.85%
Expenses before waivers and/or expense reimbursement	1.83%	1.84%	1.83%	1.84%	1.85%
Net investment income (loss)	(.55)%	(.30)%	(.43)%	(.44)%	(.19)%
Portfolio turnover rate	41%	37%	52%	41%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.85	$15.82	$20.12	$20.79	$16.29
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.04)	(.08)	(.09)	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.59	1.20	(.07)	1.98	4.56
Total from investment operations	2.51	1.16	(.15)	1.89	4.52
Less Dividends and Distributions:
Dividends from net investment income	(.09)	-	-	-	(.02)
Distributions from net realized gains	(1.08)	(3.13)	(4.15)	(2.56)	-
Total dividends and distributions	(1.17)	(3.13)	(4.15)	(2.56)	(.02)
Net asset value, end of year	$15.19	$13.85	$15.82	$20.12	$20.79
Total Return(b):	19.27%	8.94%	(1.88)%	9.77%	27.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$84,667	$108,219	$128,022	$123,856	$119,436
Average net assets (000)	$94,592	$114,415	$135,406	$124,252	$105,977
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.83%	1.84%	1.83%	1.84%	1.85%
Expenses before waivers and/or expense reimbursement	1.83%	1.84%	1.83%	1.84%	1.85%
Net investment income (loss)	(.55)%	(.30)%	(.43)%	(.45)%	(.24)%
Portfolio turnover rate	41%	37%	52%	41%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	43

Financial Highlights (continued)

Class Q Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$23.87	$24.87	$29.22	$28.95	$22.60
Income (loss) from investment operations:
Net investment income (loss)	.14	.20	.20	.20	.24
Net realized and unrealized gain (loss) on investment transactions	4.58	2.08	(.21)	2.83	6.31
Total from investment operations	4.72	2.28	(.01)	3.03	6.55
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.15)	(.19)	(.20)	(.20)
Distributions from net realized gains	(1.08)	(3.13)	(4.15)	(2.56)	-
Total dividends and distributions	(1.32)	(3.28)	(4.34)	(2.76)	(.20)
Net asset value, end of year	$27.27	$23.87	$24.87	$29.22	$28.95
Total Return(b):	20.58%	10.36%	(.73)%	11.10%	29.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,000,616	$748,480	$546,771	$429,165	$293,225
Average net assets (000)	$873,691	$667,511	$531,193	$427,179	$259,446
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.68%	.69%	.69%	.69%	.70%
Expenses before waivers and/or expense reimbursement	.68%	.69%	.69%	.69%	.70%
Net investment income (loss)	.58%	.88%	.71%	.70%	.94%
Portfolio turnover rate	41%	37%	52%	41%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.14	$23.31	$27.63	$27.53	$21.50
Income (loss) from investment operations:
Net investment income (loss)	(.01)	.05	.04	.02	.07
Net realized and unrealized gain (loss) on investment transactions	4.25	1.91	(.20)	2.68	6.02
Total from investment operations	4.24	1.96	(.16)	2.70	6.09
Less Dividends and Distributions:
Dividends from net investment income	(.11)	-	(.01)	(.04)	(.06)
Distributions from net realized gains	(1.08)	(3.13)	(4.15)	(2.56)	-
Total dividends and distributions	(1.19)	(3.13)	(4.16)	(2.60)	(.06)
Net asset value, end of year	$25.19	$22.14	$23.31	$27.63	$27.53
Total Return(b):	19.88%	9.57%	(1.35)%	10.36%	28.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$180,165	$166,550	$153,606	$47,538	$59,157
Average net assets (000)	$173,891	$159,631	$86,446	$56,323	$54,213
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.34%	1.33%	1.34%	1.35%
Expenses before waivers and/or expense reimbursement	1.58%	1.59%	1.58%	1.59%	1.60%
Net investment income (loss)	(.06)%	.23%	.14%	.06%	.28%
Portfolio turnover rate	41%	37%	52%	41%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	45

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$24.21	$25.19	$29.56	$29.27	$22.85
Income (loss) from investment operations:
Net investment income (loss)	.11	.17	.16	.16	.20
Net realized and unrealized gain (loss) on investment transactions	4.64	2.09	(.23)	2.85	6.38
Total from investment operations	4.75	2.26	(.07)	3.01	6.58
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.11)	(.15)	(.16)	(.16)
Distributions from net realized gains	(1.08)	(3.13)	(4.15)	(2.56)	-
Total dividends and distributions	(1.29)	(3.24)	(4.30)	(2.72)	(.16)
Net asset value, end of year	$27.67	$24.21	$25.19	$29.56	$29.27
Total Return(b):	20.38%	10.14%	(.95)%	10.89%	29.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,702,538	$1,484,823	$1,602,437	$1,514,147	$1,603,451
Average net assets (000)	$1,591,345	$1,498,820	$1,715,343	$1,545,618	$1,428,455
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.83%	.84%	.83%	.84%	.85%
Expenses before waivers and/or expense reimbursement	.83%	.84%	.83%	.84%	.85%
Net investment income	.44%	.72%	.57%	.55%	.77%
Portfolio turnover rate	41%	37%	52%	41%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Small Company Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2017

Prudential Jennison Small Company Fund, Inc.	47

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2017, the Fund reported the maximum amount allowed per share, but not less than $1.06 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Small Company Fund, Inc.	92.22%	91.65%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2017.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Small Company Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Jennison Small Company Fund, Inc.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Jennison Small Company Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Small Company Fund, Inc. (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,1 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

[1]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Core Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period.
•

The Board considered PGIM Investments’ assertion that the Fund’s focus on smaller capitalization stocks resulted in its peer underperformance during 2016, because peer funds generally focused on stocks with larger market capitalizations, which were favored by the market.

•	The Board also noted that the Fund’s recent performance against its Peer Universe had improved, with the Fund ranked in the first quartile of its Peer Universe for the first quarter of 2017.
•

The Board further considered that, when the Board evaluated the Fund’s performance in connection with contract renewals in 2016, the Fund had outperformed its benchmark index and ranked in the second quartile of its Peer Universe for the one-, three- and five-year periods and outperformed benchmark index and ranked the first quartile of its Peer Universe for the ten-year period, each period ending December 31, 2015

•	The Board noted that during 2015, when small cap stocks were more favored by the market, the Fund ranked in the second quartile of its Peer Universe.
•	The Board further noted that the Fund’s recent performance had improved, with the Fund ranked in the first quartile of its Peer Universe for the first quarter of 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Small Company Fund, Inc.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Small Company Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PJSQX	JSCRX	PSCZX
CUSIP	74441N101	74441N200	74441N309	74441N887	74441N507	74441N408

MF109E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2017 and September 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,069 and $33,603 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2017 and September 31, 2016: none.

(c) Tax Fees

For the fiscal years ended September 30, 2017 and September 31, 2016: none.

(d) All Other Fees

For the fiscal years ended September 30, 2017 and September 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎	Federal, state and local income tax compliance; and,
∎	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2017 and September 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2017 and September 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 28, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 28, 2017